UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 23, 2007

______________________________

NEW WORLD BRANDS, INC.
(Exact name of registrant as specified in its charter)

                   Delaware                        033-914                    3202-0401674
               (State or other jurisdiction                     (Commission                      (IRS Employer
                of incorporation)                         File Number)                           Identification No.)

340 West Fifth Avenue, Eugene, Oregon 97401
(Address of principal executive offices)

(541) 868-2900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01           Other Events.

On October 23, 2007, New World Brands, Inc. (the “Company”) issued a press release announcing the unveiling of a new logo and website (www.nwbtechnologies.com) designed to streamline information with its customers, vendors and shareholders. A copy of the Company’s  press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01   Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.         Description

99.1                      Press Release, dated October 23, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            NEW WORLD BRANDS, INC.

            By: /s/ M. David Kamrat
               Name:  M. David Kamrat
           Title: Chief Executive Officer

Date:   October 29, 2007